Exhibit 10.72





                                                  December 5, 1997

Mr. Jackie L. Boatman
Farah Incorporated
P.O. Box 13800
El Paso, Texas 79925

         Re:    Extension of Employment Agreement

Dear Jackie,

         Reference is made to that certain Amended and Restated Employment Agreement by and between Farah Incorporated (the "Company") and yourself dated August 25, 1994, as amended on March 2, 1996 (the "Agreement"). The Company wishes to extend the term of the Agreement. Therefore, the Company proposes that
Section 1(b) of the Agreement be amended to delete the date "March 1, 1998" and to insert the date "March 1, 1999." All other terms and provisions of the Agreement will remain unchanged.

         If the foregoing terms are acceptable to you, please indicate your acceptance by signing below.

                                          Very truly yours,

                                          Farah Incorporated

                                          /s/ Richard C. Allender
                                          Richard C. Allender
                                          Chairman of the Board,
                                          President and Chief Executive Officer



Agreed and accepted as of the 5th day of December, 1997:


/s/ Jackie L. Boatman
Jackie L. Boatman

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